UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  November 21, 2024

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

Clarendon House
2 Church Street
Hamilton, Bermuda
(Address of principal executive offices)

One Helen Of Troy Plaza
El Paso, Texas 79912
(Registrant's United States mailing address)

915-225-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.10 par value per share	HELE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 7.01    Regulation FD Disclosure.

On November 21, 2024, Helen of Troy Limited (the “Company”) issued a press release announcing its entry into a definitive merger agreement to acquire Olive & June, LLC. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company is also furnishing a copy of the Investor Presentation, attached hereto as Exhibit 99.2 and incorporated herein by reference, to be presented to investors and analysts via a webcast conducted by the Company on Friday, November 22, 2024 at 8:30 a.m. Eastern Time in conjunction with the announcement. The press release and presentation are also provided on the Investor Relations Page of the Company's website at: http://www.helenoftroy.com.  The information contained on this website is not included as a part of, or incorporated by reference into, this report.

The information in this Form 8-K provided under Item 7.01, Exhibit 99.1 and Exhibit 99.2 attached hereto are furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company's filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01    Financial Statements and Exhibits.

(d)        Exhibits

Exhibit Number	Description
99.1	Press Release dated November 21, 2024
99.2	Presentation dated November 21, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: November 21, 2024	/s/ Brian L. Grass
Brian L. Grass
Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer
2